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         UL2001, A FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                      SUPPLEMENT DATED DECEMBER 3, 2001
                                      TO
                         PROSPECTUS DATED MAY 1, 2001

This supplements the information contained in the prospectus ("Prospectus") for UL2001 Flexible Premium Multifunded Life Insurance Policies, dated May 1, 2001. You should keep this December 3, 2001 Supplement to the Prospectus for future reference.

1. Notwithstanding the information on page 4 and elsewhere in the Prospectus, the reduction in the mortality and expense risk charge after Policy year 10, is now guaranteed in all states and not just in New York.

2. Notwithstanding the information on page 22 and elsewhere in the Prospectus, the interest charged on a Policy loan after Policy year 21 will be reduced to 4.0%. In addition, the reductions in the interest charged on Policy loans beginning after Policy year 10 is now guaranteed in all states and not just in New York.

UL2001 SUPP (1101)
L01114RGD(exp0502)MLIC-LD